© 2016 IHS Markit. All Rights Reserved. Q3 16 Earnings Supplemental Financials September 27, 2016

© 2016 IHS Markit. All Rights Reserved. Forward-looking statements This presentation contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” “aim” and similar expressions, and variations or negatives of these words. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation may include the expectations of management regarding plans, strategies, objectives and anticipated financial and operating results of IHS Markit. IHS Markit’s estimates and forward-looking statements are mainly based on its current expectations and estimates of future events and trends, which affect or may affect its businesses and operations. Although IHS Markit believes that these estimates and forward-looking statements are based upon reasonable assumptions, they are subject to several risks and uncertainties and are made in light of information currently available to IHS Markit. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, those risks discussed in IHS Markit’s filings with the US Securities and Exchange Commission (the “SEC”). IHS Markit’s SEC filings are available at www.sec.gov or on the investor relations section of its website, www.ihsmarkit.com. However, those factors should not be considered to be a complete statement of all potential risks and uncertainties. Other factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on IHS Markit’s consolidated financial condition, results of operations, credit rating or liquidity. IHS Markit does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement. Important Information IHS Inc. was the accounting acquirer in the merger with Markit Ltd. IHS operated, and IHS Markit operates, under a fiscal year that ends on November 30th of each year, while Markit operated under a fiscal year that ended on December 31st of each year. As a result, financial results for the fiscal year ended November 30, 2016 will include 12 months of results of IHS and results of Markit from and after the July 12, 2016 closing date of the merger in the new Financial Services segment that IHS Markit has created. The 2016 guidance set forth in this presentation includes results of Markit only since closing of the merger. Unless otherwise indicated in this presentation, the combined historical information presented is based on the reported GAAP results of IHS for its fiscal year ended November 30th and the historical IFRS results of Markit (now reported as the Financial Services segment of IHS Markit) adjusted to reflect a fiscal year ended November 30th. The combined historical financial information set forth in this presentation has not been prepared in accordance with SEC rules, including Article 11 of Regulation S-X, and it therefore does not reflect any of the pro forma adjustments that would be required by Article 11 of Regulation S-X. In addition, certain stand alone historical results of Markit (now reported as the Financial Services segment of IHS Markit) are presented based on the reported results of Markit for its December 31st fiscal year without any adjustment for the new fiscal year. Non-GAAP measures Non-GAAP financial information is presented only as a supplement to IHS Markit’s financial information based on GAAP. Non-GAAP financial information is provided to enhance the reader’s understanding of the financial performance of IHS Markit, but none of these non-GAAP financial measures are recognized terms under GAAP and should not be considered in isolation from, or as a substitute for, financial measures calculated in accordance with GAAP. Definitions and reconciliations of IHS Markit non-GAAP measures to the most directly comparable GAAP measures are provided with the schedules to the IHS Markit quarterly earnings release and are available on IHS Markit’s website (www.ihsmarkit.com). IHS Markit uses non-GAAP measures in its operational and financial decision making, and believes that it is useful to exclude certain items in order to focus on what it regards to be a more reliable indicator of the underlying operating performance of the business and its ability to generate cash flow from operations. As a result, internal management reports used during monthly operating reviews feature non- GAAP measures. IHS Markit also believes that investors may find non-GAAP financial measures for IHS Markit useful for the same reasons, although investors are cautioned that non-GAAP financial measures are not a substitute for GAAP disclosures. Non-GAAP measures are frequently used by securities analysts, investors and other interested parties in their evaluation of companies comparable to IHS Markit, many of which present non-GAAP measures when reporting their results. These measures can be useful in evaluating IHS Markit’s performance against its peer companies because it believes he measures provide users with valuable insight into key components of GAAP financial disclosures. However, non-GAAP measures have limitations as an analytical tool. Non-GAAP measures are not necessarily comparable to similarly titled measures used by other companies. They are not presentations made in accordance with GAAP, are not measures of financial condition or liquidity and should not be considered as an alternative to profit or loss for the period determined in accordance with GAAP or operating cash flows determined in accordance with GAAP. As a result, you should not consider such performance measures in isolation from, or as a substitute analysis for, results of operations as determined in accordance with GAAP. This presentation also includes certain forward looking non-GAAP financial measures. IHS Markit is unable to present a reconciliation of this forward looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information. 2

© 2016 IHS Markit. All Rights Reserved. We are [reaffirming] 2016 guidance $ in millions, except for per share amounts IHS Stand Alone Markit (4.5 months ended 11/30/16) Combined 2016 IHS Markit Low Mid High Revenue $2,290 - $2,310 $445 - $455 $2,735 $2,750 $2,765 Adjusted EBITDA $785 - $795 $190 - $200 $975 $985 $995 Margin % 34.3% - 34.4% 42.7% - 44.0% 35.6% 35.8% 36.0% Adjusted EPS $1.72 - $1.78 $1.72 $1.75 $1.78 Additional combined items of the following: • Depreciation expense of $115 - $120 million • Interest expense of $115 - $120 million • Amortization (acquisition related intangibles) expense of $220 – $225 million • Adjusted effective tax rate of 25% - 26% Post July Guidance Updates: • Stock-based compensation expense of $195- $205 million • GAAP effective tax rate of approximately 5% • Full-year ended weighted average diluted shares of approximately 319 million (reflects weighting of IHS only for 7.5 months and IHS Markit combined for 4.5 months) We are reaffirming 2016 guidance 3

Combined Quarterly Revenue by Reported Segment

IHS Markit

Combined Quarterly Revenue SEGMENT View – HISTORICAL Basis

- Below figures reflect combined legacy IHS and legacy Markit (Financial Services) historical results on a consistent fiscal (Nov year end) quarter basis

Revenue by Total Segment

For the period ended:	2015 Combined Results					2016 Combined Results			Reported
	Feb	May	Aug	Nov	Nov	Feb	May	Aug	Aug
	Q1 15	Q2 15	Q3 15	Q4 15	FY 15	Q1 16	Q2 16	Q3 16	Q3 16
								Full Qtr (1)	Reported (2)
Total Revenue									
Resources	218	235	218	215	885	216	221	210	210
Transportation	176	190	193	199	758	200	231	227	227
CMS	121	132	147	142	541	133	136	130	130
Total Revenue - Legacy IHS	514	557	558	556	2,184	548	588	568	568
Financial Services (3)	265	270	279	290	1,105	285	294	294	157
Total Revenue	**779**	**827**	**837**	**846**	**3,289**	**833**	**882**	**862**	**725**
Total Organic Growth %									
Resources (4)	0%	-4%	-4%	-8%	-4%	-2%	-13%	-12%	-12%
Transportation	7%	9%	12%	9%	9%	10%	12%	9%	9%
CMS (5)	1%	0%	9%	3%	4%	4%	2%	-9%	-9%
Total Organic Growth % - Legacy IHS	3%	1%	4%	0%	2%	3%	-1%	-4%	-4%
Financial Services	6%	6%	5%	1%	4%	2%	3%	3%	3%
Total Organic Growth % (6)	**4%**	**3%**	**4%**	**0%**	**3%**	**3%**	**0%**	**-1%**	**-2%**

(1) Reflects combined IHS Markit results including Financial Services from June 1 – August 31, 2016
(2) Reflects combined IHS Markit results including Financial Services from July 12 – August 31, 2016
(3) Historical IFRS revenue results for legacy Markit. No pro forma adjustments to revenue results required by Article 11 of Regulation S-X
(4) Normalized for the shift in CERAWeek from Q1 to Q2, resources organic growth was (9%) in Q1 16 and (7%) in Q2 16
(5) Excluding impact of BPVC, normalized total CMS organic growth was (4%) in reported Q3 16
(6) Excluding impact of BPVC, normalized total IHS Markit organic growth was (1%) in reported Q3 16

© 2016 IHS Markit. All Rights Reserved.

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Combined Quarterly Revenue by Reported Category

IHS Markit

Combined Quarterly Revenue CATEGORY View – HISTORICAL Basis

- Below figures reflect combined legacy IHS and legacy Markit (Financial Services) historical results on a consistent fiscal (Nov year end) quarter basis

Revenue by Category

For the period ended:	2015 Combined Results Feb Q1 15	May Q2 15	Aug Q3 15	Nov Q4 15	Nov FY 15	2016 Combined Results Feb Q1 16	May Q2 16	Aug Q3 16 Full Qtr (1)	Reported Aug Q3 16 Reported (2)
Recurring Fixed Organic Growth %									
Resources	6%	2%	2%	-3%	2%	-7%	-8%	-10%	-10%
Transportation	9%	10%	12%	11%	11%	10%	10%	9%	9%
CMS	5%	4%	4%	4%	4%	4%	3%	0%	0%
Subscription Organic Growth % - Legacy IHS	7%	5%	5%	3%	5%	1%	1%	-1%	-1%
Financial Services	na	na	na	na	na	na	na	3%	3%
Total Recurring Fixed Organic Growth %	na	na	na	na	na	na	na	**0%**	**-1%**
Recurring Variable Organic Growth %									
Financial Services (only)	na	na	na	na	na	na	na	3%	3%
Total Recurring Variable Organic Growth %	na	na	na	na	na	na	na	**3%**	**3%**
Non-Recurring Organic Growth %									
Resources (3)	-28%	-23%	-30%	-30%	-27%	28%	-36%	-21%	-21%
Transportation	3%	5%	12%	2%	5%	9%	19%	9%	9%
CMS (4)	-19%	-18%	35%	2%	0%	3%	-1%	-44%	-44%
Non-Subs Organic Growth % - Legacy IHS	-15%	-12%	0%	-10%	-9%	14%	-6%	-14%	-14%
Financial Services	na	na	na	na	na	na	na	10%	10%
Total Non-Recurring Organic Growth % (5)	na	na	na	na	na	na	na	**-12%**	**-12%**

(1) Reflects combined IHS Markit results including Financial Services from June 1 – August 31, 2016
(2) Reflects combined IHS Markit results including Financial Services from July 12 – August 31, 2016
(3) Normalized for the shift in CERAWeek from Q1 to Q2, resources non-recurring organic growth was (23%) in Q1 16 and (5%) in Q2 16
(4) Excluding impact of BPVC, normalized CMS non-recurring organic growth was (23%) in reported Q3 16.
(5) Excluding impact of BPVC, normalized total IHS Markit non-recurring organic growth was (5%) in reported Q3 16.

© 2016 IHS Markit. All Rights Reserved.

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Supplemental Financial Services (Legacy Markit)

IHS Markit

Legacy Markit / Financial Services Revenue

- Below 2015 figures reflect revenue by historical reporting segment on both originally reported basis (calendar Dec year-end) and adjusted (fiscal Nov year-end) basis
- Below 2016 figures reflect revenue on a fiscal Nov year-end basis with full quarter of Q3 16 results

	2015 Results										2016 Results		
	Reported Basis (Dec YE)					**Adjusted Fiscal Basis** (Nov YE)					**Adjusted Fiscal Basis** (1)		
For the period ended:	Mar Q1 15	June Q2 15	Sept Q3 15	Dec Q4 15	Dec FY 15	Feb Q1 15	May Q2 15	Aug Q3 15	Nov Q4 15	Nov FY 15	Feb Q1 16	May Q2 16	Aug Q3 16
Total Revenue													
Information	121	123	126	132	502	121	120	127	129	497	131	131	133
Processing	67	68	61	60	256	61	67	65	63	256	59	63	64
Solutions	84	82	90	100	356	84	83	87	98	352	95	101	97
Total Revenue	**272**	**273**	**277**	**292**	**1,113**	**265**	**270**	**279**	**290**	**1,105**	**285**	**294**	**294**
Total revenue growth %	*5%*	*3%*	*3%*	*7%*	*5%*	*6%*	*4%*	*4%*	*5%*	*5%*	*7%*	*9%*	*5%*
Total Organic Growth %													
Information	6%	5%	5%	5%	5%	7%	4%	6%	4%	5%	6%	6%	3%
Processing	-2%	-3%	-14%	-15%	-8%	-6%	-3%	-8%	-18%	-9%	-6%	-8%	0%
Solutions	16%	14%	16%	11%	14%	16%	19%	15%	15%	15%	3%	6%	6%
Total Organic Growth %	**6%**	**5%**	**3%**	**2%**	**4%**	**6%**	**6%**	**5%**	**1%**	**4%**	**2%**	**3%**	**3%**

(1) Q1 16 calendar quarter revenue was $288M total with 1% total organic growth. Q2 16 calendar quarter revenue was $300M total with 4% total organic growth.

© 2016 IHS Markit. All Rights Reserved.

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Estimated 2016 shares

IHS Markit

Projected 2016 Weighted Average Diluted Shares Outstanding

in millions	Q1 16A	Q2 16A	Q3 16A	Q4 16E	FY 16E
IHS – Pre Conversion	68.1	67.8	68.3	68.9	68.4
IHS – Converted @ 3.5566	242.1	241.2	242.9	245.0	243.0
Markit	na	na	(1)106.1	(2)195.0	(3)76.0
IHS Markit	**242.1**	**241.2**	**349.0**	**440.0**	**319.0**

(1) Q3 16 reflects weighted average legacy Markit share contribution from July 12 – August 31st (51 of 92 days)
(2) Q4 16 reflects full impact of legacy Markit shares (91 of 91 days)
(3) FY 16 reflects weighted average legacy Markit share contribution from July 12 – November 30th (142 of 366 days)

- Q3 reflects $157 million of share repurchase (4.5 million shares at average $35 price)
- Q4 assumes option dilution based on estimated $37 stock price and 43M of outstanding options
- The full-year weighted average diluted share count of 319M is significantly less than the Q4 ending share count due to heavier weighting of the pre acquisition (IHS only) period
- Q1 17 opening share count should be based off the ending Q4 16 share count

Illustrative Option Dilution Impact

	# of Outstanding Options	Estimated Share Price	Total Dilution (4)	FY Weighted Average Diluted Shares
9/27/16 View	**43M**	**$37**	**11.0M**	**319.0**
Illustrative Price Sensitivity:		$38	11.8M	
		$39	12.5M	
		$40	13.2M	

- FY 16 total weighted average share count reflects option dilution of combined company over ~4.5 months versus 12
- As an example, if the current share price increases from $37 to $40, this would increase the Q4 share count by ~2 million

(4) Represents dilution as calculated by multiplying the number of options outstanding by the assumed share price less proceeds (proceeds calculated as number of outstanding option shares x strike price).

© 2016 IHS Markit. All Rights Reserved.

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